UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): January 30, 2018

GERON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-20859	75-2287752
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

149 COMMONWEALTH DRIVE, SUITE 2070
MENLO PARK, CALIFORNIA 94025
(Address of principal executive offices, including zip code)

(650) 473-7700
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On January 30, 2018, the Compensation Committee of the Board of Directors (the “Board”) of Geron Corporation (the “Company”) approved: (a) annual base salaries for 2018 and (b) cash performance bonuses for 2017 for the following principal financial officer and named executive officers of the Company:

	Salary	Salary	2018
	Increase	Increase	Base	2017
Name and Current Position	(%)	($)	Salary	Cash Bonus
Olivia K. Bloom, Executive Vice President, Finance, Chief Financial Officer and Treasurer	8.5%	$35,000	$445,000	$201,100
Melissa Kelly Behrs, Executive Vice President, Business Development and Portfolio & Alliance Management	3.5%	$13,500	$400,000	$189,600
Andrew J. Grethlein, Ph.D., Executive Vice President, Development and Technical Operations	3.3%	$13,800	$430,000	$204,100
Stephen N. Rosenfield, J.D., Executive Vice President, General Counsel and Corporate Secretary	3.9%	$13,360	$356,000(1)	$165,800
____________________

(1)     Reflects Mr. Rosenfield’s continued employment by the Company at 80% time.

On January 31, 2018, the Board approved the annual base salary for 2018 and cash performance bonus for 2017 for the following principal executive officer:

	Salary	Salary	2018
	Increase	Increase	Base	2017
Name and Current Position	(%)	($)	Salary	Cash Bonus
John A. Scarlett, M.D., President, Chief Executive Officer and Director	3.6%	$23,000	$667,000	$386,400

In addition, the Board approved, and effective January 31, 2018, the Company entered into, a second amendment to the employment agreement dated September 29, 2011 between the Company and Dr. Scarlett (“the Scarlett Second Amendment”) to increase his monthly housing allowance to not more than $4,000 per month.

The foregoing description of the Scarlett Second Amendment is a summary of the material terms of the Scarlett Second Amendment, and is qualified in its entirety by reference to the Scarlett Second Amendment, a copy of which is filed herewith as Exhibit 10.1, to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Employment Agreement between Geron Corporation and John A. Scarlett, effective as of January 31, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GERON CORPORATION

Date: February 2, 2018	By:	/s/ Stephen N. Rosenfield
Stephen N. Rosenfield
Executive Vice President, General Counsel and Corporate Secretary